Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes

The components of the income tax provision are as follows:

Provision (benefit) for income taxes	Year ended Dec. 31,
(in millions)	2013	2012	2011
Current taxes:
Federal	$630	$271	$691
Foreign	286	236	317
State and local	71	20	28
Total current tax expense	987	527	1,036
Deferred tax expense (benefit):
Federal	542	130	(34)
Foreign	(30)	39	(16)
State and local	21	83	62
Total deferred tax expense	533	252	12
Provision for income taxes	$1,520	$779	$1,048

The components of income before taxes are as follows:

Components of income before taxes	Year ended Dec. 31,
(in millions)	2013	2012	2011
Domestic	$2,363	$1,962	$2,336
Foreign	1,349	1,340	1,281
Income before taxes	$3,712	$3,302	$3,617

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2013	2012
Depreciation and amortization	$2,680	$2,672
Lease financings	859	932
Securities valuation	493	545
Pension obligation	362	45
Equity investments	266	256
Credit losses on loans	(163)	(230)
Net operating loss carryover	(166)	(105)
Reserves not deducted for tax	(295)	(397)
Employee benefits	(632)	(570)
Other assets	(133)	(128)
Other liabilities	342	353
Net deferred tax liability	$3,613	$3,373

As of Dec. 31, 2013, we have net operating loss carryforwards for state and local income tax purposes of $1.4 billion which will begin to expire in 2029. We have a German net operating loss carryforward of $206 million with an indefinite life. We have not recorded a valuation allowance because we expect to realize our deferred tax assets including these carryovers.

As of Dec. 31, 2013, we had approximately $5.3 billion of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no incremental U.S. income tax provision has been recorded. If these earnings were to be repatriated, the estimated U.S. tax liability as of Dec. 31, 2013 would be up to $1.1 billion. Management has no intention of repatriating these earnings to the U.S. in the foreseeable future.

The following table presents a reconciliation of the statutory federal income tax rate to our effective income tax rate.

Effective tax rate	Year ended Dec. 31,
	2013	2012	2011
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	1.6	2.1	1.7
Tax-exempt income	(3.1)	(3.2)	(2.5)
Foreign operations	(4.5)	(5.4)	(3.7)
Tax credits	(3.3)	(4.8)	(2.1)
Tax litigation	16.8	—	—
Leverage lease dispositions	(2.1)	(0.2)	(0.8)
Other – net	0.5	0.1	1.4
Effective tax rate	40.9%	23.6%	29.0%

Unrecognized tax positions
(in millions)	2013	2012	2011
Beginning balance at Jan. 1, – gross	$340	$250	$290
Prior period tax positions:
Increases	570	163	24
Decreases	(19)	(66)	(13)
Current period tax positions	21	21	16
Settlements	(46)	(28)	(64)
Statute expiration	—	—	(3)
Ending balance at Dec. 31, – gross	$866	$340	$250

Our total tax reserves as of Dec. 31, 2013 were $866 million compared with $340 million at Dec. 31, 2012. If these tax reserves were unnecessary, $866 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2013 is accrued interest, where applicable, of $203 million. The additional tax expense related to interest for the year ended Dec. 31, 2013 was $192 million compared with $11 million for the year ended Dec. 31, 2012.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by an amount up to $270 million as a result of adjustments related to tax years that are still subject to examination.

As previously disclosed, on Nov. 10, 2009, BNY Mellon filed a petition with the U.S. Tax Court challenging the Internal Revenue Service’s (“IRS”) disallowance of certain foreign tax credits claimed for the 2001 and 2002 tax years. Trial was held from April 16 to May 17, 2012. On Feb. 11, 2013, BNY Mellon received an adverse decision from the U.S. Tax Court.  On Sept. 23, 2013, the U.S. Tax Court amended its prior ruling to allow BNY Mellon an interest expense deduction and to exclude certain items from taxable income. The net impact of the court rulings for all years involved and related interest decreased after-tax income in 2013 by $593 million. The U.S. Tax Court ruling was finalized on Feb. 20, 2014. Finally, we intend to appeal the Tax Court’s Feb. 11, 2013 decision disallowing the foreign tax credits. See Note 22 of the Notes to Consolidated Financial Statements for additional information.

Our federal income tax returns are closed for all periods through 2005. The 2006 year remains open to examination. The years 2007 and 2008 are also closed to further examination; however, one matter is before the IRS Appeals Division. The years 2009 and 2010 are currently under examination. Our New York State and New York City income tax returns are closed to examination through 2010. Our UK income tax returns are closed to examination through 2011.